Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement
Third Quarter 2023

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings

Other Information
	17	Change in Market Risk Benefits and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Statutory Statement of Operations Information
	22	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Net income (loss) available to shareholders	$453	$(200)	$(525)	$110	$388
Adjusted earnings (2)	$326	$271	$195	$545	$115
Adjusted earnings, less notable items (2)	$275	$271	$195	$282	$74
Total corporate expenses (3)	$210	$221	$210	$243	$217
Combined total adjusted capital (4)	$7,300	$7,616	$8,153	$8,052	$8,003
Combined risk-based capital ratio (4), (5)	400%-420%	430%-450%	460%-480%	441%	450%-470%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$4,069	$4,907	$5,754	$5,533	$4,600
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$2,370	$3,208	$4,055	$3,834	$2,901
Less: AOCI	(7,116)	(5,881)	(5,288)	(6,106)	(7,015)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$9,486	$9,089	$9,343	$9,940	$9,916

Return on Common Equity (1), (6)
Return on common equity	(4.9)%	(5.8)%	38.8%	77.3%	93.7%
Return on common equity, excluding AOCI	(1.7)%	(2.4)%	18.0%	42.7%	56.6%
Adjusted return on common equity, excluding AOCI	14.0%	11.7%	10.6%	13.4%	9.9%

Earnings Per Common Share, Diluted (1), (7)
Net income (loss) available to shareholders per common share	$6.89	$(3.01)	$(7.72)	$1.59	$5.39
Adjusted earnings per common share	$4.97	$4.04	$2.86	$7.81	$1.61
Adjusted earnings, less notable items per common share	$4.18	$4.04	$2.86	$4.04	$1.03
Weighted average common shares outstanding	65,744,351	66,967,185	68,158,780	69,765,118	71,959,380

Book Value Per Common Share
Book value per common share (1)	$36.63	$48.64	$60.16	$56.15	$41.41
Book value per common share, excluding AOCI (1)	$146.61	$137.80	$138.62	$145.58	$141.53
Ending common shares outstanding	64,703,557	65,956,660	67,401,618	68,278,068	70,060,560

(1) Certain definitions have been updated due to the adoption of LDTI. See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(4) Reflects preliminary statutory results as of or for the three months ended September 30, 2023. See additional information on page 22.
(5) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.
(6) Simplified averaging was applied to all periods presented for 2022.
(7) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Revenues	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022
Premiums	$194	$211	$197	$167	$162	$602	$495
Universal life and investment-type product policy fees	542	601	606	549	597	1,749	1,886
Net investment income	1,202	1,196	1,059	1,049	877	3,457	3,089
Other revenues	125	130	93	100	122	348	378
Revenues before NIGL and NDGL	2,063	2,138	1,955	1,865	1,758	6,156	5,848
Net investment gains (losses)	(53)	(64)	(96)	(69)	(45)	(213)	(179)
Net derivative gains (losses)	(840)	(1,811)	(575)	(1,923)	(592)	(3,226)	1,331
Total revenues	$1,170	$263	$1,284	$(127)	$1,121	$2,717	$7,000

Expenses
Policyholder benefits and claims	$590	$689	$687	$267	$534	$1,966	$1,926
Interest credited to policyholder account balances	426	452	422	401	405	1,300	937
Amortization of DAC and VOBA	155	157	156	155	159	468	474
Change in market risk benefits	(1,064)	(1,300)	194	(1,479)	(984)	(2,170)	(2,625)
Interest expense on debt	38	38	38	39	38	114	114
Other expenses	435	464	440	450	457	1,339	1,482
Total expenses	580	500	1,937	(167)	609	3,017	2,308
Income (loss) before provision for income tax	590	(237)	(653)	40	512	(300)	4,692
Provision for income tax expense (benefit)	109	(62)	(156)	(97)	97	(109)	945
Net income (loss)	481	(175)	(497)	137	415	(191)	3,747
Less: Net income (loss) attributable to noncontrolling interests	2	—	2	1	2	4	4
Net income (loss) attributable to Brighthouse Financial, Inc.	479	(175)	(499)	136	413	(195)	3,743
Less: Preferred stock dividends	26	25	26	26	25	77	78
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$453	$(200)	$(525)	$110	$388	$(272)	$3,665

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Investments:
Fixed maturity securities available-for-sale	$75,433	$77,577	$77,685	$75,577	$75,271
Equity securities	90	91	91	89	100
Mortgage loans	22,682	22,614	22,823	22,936	22,089
Policy loans	1,311	1,288	1,273	1,282	1,274
Limited partnerships and limited liability companies	4,931	4,914	4,803	4,775	4,607
Short-term investments	1,003	1,125	1,386	1,081	1,130
Other invested assets	3,210	3,677	3,229	2,852	4,033
Total investments	108,660	111,286	111,290	108,592	108,504
Cash and cash equivalents	3,839	3,737	3,685	4,115	4,793
Accrued investment income	1,143	1,027	985	885	909
Reinsurance recoverables	18,597	18,650	18,451	18,019	16,694
Premiums and other receivables	469	573	516	529	544
DAC and VOBA	4,919	4,968	5,027	5,084	5,142
Current income tax recoverable	31	31	30	38	18
Deferred income tax asset	2,121	1,897	1,673	1,736	1,942
Market risk benefit assets	694	602	510	483	400
Other assets	368	382	395	401	414
Separate account assets	82,675	88,392	87,440	84,965	81,836
Total assets	$223,516	$231,545	$230,002	$224,847	$221,196
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$30,404	$31,899	$32,286	$31,497	$32,016
Policyholder account balances	78,371	78,643	76,120	73,527	69,749
Market risk benefit liabilities	8,830	9,783	10,729	10,389	11,425
Other policy-related balances	3,806	3,784	3,816	4,098	4,051
Payables for collateral under securities loaned and other transactions	3,941	4,133	4,401	4,560	6,532
Long-term debt	3,157	3,156	3,157	3,156	3,156
Other liabilities	8,198	6,783	6,234	7,057	7,766
Separate account liabilities	82,675	88,392	87,440	84,965	81,836
Total liabilities	219,382	226,573	224,183	219,249	216,531
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	14,022	14,039	14,054	14,075	14,095
Retained earnings (deficit)	(590)	(1,069)	(894)	(395)	(532)
Treasury stock	(2,248)	(2,183)	(2,119)	(2,042)	(1,949)
Accumulated other comprehensive income (loss)	(7,116)	(5,881)	(5,288)	(6,106)	(7,015)
Total Brighthouse Financial, Inc.’s stockholders’ equity	4,069	4,907	5,754	5,533	4,600
Noncontrolling interests	65	65	65	65	65
Total equity	4,134	4,972	5,819	5,598	4,665
Total liabilities and equity	$223,516	$231,545	$230,002	$224,847	$221,196

Earnings and
Select Metrics from
Segments and
Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended September 30, 2023
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$68	$124	$2	$—	$194
Universal life and investment-type product policy fees	380	57	105	—	542
Net investment income	652	115	300	160	1,227
Other revenues	114	3	6	2	125
Total adjusted revenues	$1,214	$299	$413	$162	$2,088

Adjusted expenses
Policyholder benefits and claims	$105	$302	$183	$—	$590
Interest credited to policyholder account balances	246	25	67	103	441
Amortization of DAC and VOBA	129	26	—	—	155
Interest expense on debt	—	—	—	38	38
Other operating costs	341	39	43	12	435
Total adjusted expenses	821	392	293	153	1,659
Adjusted earnings before provision for income tax	393	(93)	120	9	429
Provision for income tax expense (benefit)	74	(20)	25	(4)	75
Adjusted earnings after provision for income tax	319	(73)	95	13	354
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Less: Preferred stock dividends	—	—	—	26	26
Adjusted earnings	$319	$(73)	$95	$(15)	$326

	For the Three Months Ended September 30, 2022
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$30	$130	$2	$—	$162
Universal life and investment-type product policy fees	401	61	135	—	597
Net investment income	547	77	168	108	900
Other revenues	113	2	7	—	122
Total adjusted revenues	$1,091	$270	$312	$108	$1,781

Adjusted expenses
Policyholder benefits and claims	$86	$223	$225	$—	$534
Interest credited to policyholder account balances	283	23	69	50	425
Amortization of DAC and VOBA	130	29	—	—	159
Interest expense on debt	—	—	—	38	38
Other operating costs	346	39	38	34	457
Total adjusted expenses	845	314	332	122	1,613
Adjusted earnings before provision for income tax	246	(44)	(20)	(14)	168
Provision for income tax expense (benefit)	44	(10)	(4)	(4)	26
Adjusted earnings after provision for income tax	202	(34)	(16)	(10)	142
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Less: Preferred stock dividends	—	—	—	25	25
Adjusted earnings	$202	$(34)	$(16)	$(37)	$115

Financial Supplement	6

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Nine Months Ended September 30, 2023
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$218	$381	$3	$—	$602
Universal life and investment-type product policy fees	1,209	192	348	—	1,749
Net investment income	1,879	334	870	460	3,543
Other revenues	324	8	20	(4)	348
Total adjusted revenues	$3,630	$915	$1,241	$456	$6,242

Adjusted expenses
Policyholder benefits and claims	$319	$697	$950	$—	$1,966
Interest credited to policyholder account balances	753	69	203	284	1,309
Amortization of DAC and VOBA	388	80	—	—	468
Interest expense on debt	—	—	—	114	114
Other operating costs	1,033	144	123	39	1,339
Total adjusted expenses	2,493	990	1,276	437	5,196
Adjusted earnings before provision for income tax	1,137	(75)	(35)	19	1,046
Provision for income tax expense (benefit)	213	(18)	(8)	(14)	173
Adjusted earnings after provision for income tax	924	(57)	(27)	33	873
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	4	4
Less: Preferred stock dividends	—	—	—	77	77
Adjusted earnings	$924	$(57)	$(27)	$(48)	$792

	For the Nine Months Ended September 30, 2022
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$84	$409	$2	$—	$495
Universal life and investment-type product policy fees	1,341	153	392	—	1,886
Net investment income	1,648	352	919	208	3,127
Other revenues	349	8	21	—	378
Total adjusted revenues	$3,422	$922	$1,334	$208	$5,886

Adjusted expenses
Policyholder benefits and claims	$236	$632	$1,057	$1	$1,926
Interest credited to policyholder account balances	665	53	218	91	1,027
Amortization of DAC and VOBA	386	88	—	—	474
Interest expense on debt	—	—	—	114	114
Other operating costs	1,057	74	248	103	1,482
Total adjusted expenses	2,344	847	1,523	309	5,023
Adjusted earnings before provision for income tax	1,078	75	(189)	(101)	863
Provision for income tax expense (benefit)	202	14	(40)	(34)	142
Adjusted earnings after provision for income tax	876	61	(149)	(67)	721
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	4	4
Less: Preferred stock dividends	—	—	—	78	78
Adjusted earnings	$876	$61	$(149)	$(149)	$639

Financial Supplement	7
Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022
Premiums	$68	$84	$66	$39	$30	$218	$84
Universal life and investment-type product policy fees	380	414	415	367	401	1,209	1,341
Net investment income	652	633	594	613	547	1,879	1,648
Other revenues	114	115	95	85	113	324	349
Total adjusted revenues	$1,214	$1,246	$1,170	$1,104	$1,091	$3,630	$3,422

Adjusted expenses
Policyholder benefits and claims	$105	$141	$73	$144	$86	$319	$236
Interest credited to policyholder account balances	246	266	241	232	283	753	665
Amortization of DAC and VOBA	129	130	129	129	130	388	386
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	341	352	340	360	346	1,033	1,057
Total adjusted expenses	821	889	783	865	845	2,493	2,344
Adjusted earnings before provision for income tax	393	357	387	239	246	1,137	1,078
Provision for income tax expense (benefit)	74	66	73	45	44	213	202
Adjusted earnings	$319	$291	$314	$194	$202	$924	$876

Financial Supplement	8
Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Account value, beginning of period	$117,975	$115,090	$110,851	$105,392	$112,139
Premiums and deposits (2)	2,077	1,824	1,798	1,595	1,702
Withdrawals, surrenders and contract benefits	(3,129)	(2,894)	(2,878)	(2,717)	(2,504)
Net flows (3)	(1,052)	(1,070)	(1,080)	(1,122)	(802)
Investment performance (4)	(3,604)	4,527	5,838	7,121	(5,363)
Policy charges and other	(558)	(572)	(519)	(540)	(582)
Account value, end of period	$112,761	$117,975	$115,090	$110,851	$105,392

FIXED ANNUITIES ACCOUNT VALUE (5)
Account value, beginning of period	$19,520	$19,240	$18,752	$17,938	$16,028
Premiums and deposits (2)	562	664	1,035	1,656	2,055
Withdrawals, surrenders and contract benefits	(775)	(513)	(657)	(587)	(283)
Net flows (3)	(213)	151	378	1,069	1,772
Interest credited	148	141	123	(228)	109
Other	(69)	(12)	(13)	(27)	29
Account value, end of period	$19,386	$19,520	$19,240	$18,752	$17,938

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,139	$4,266	$4,266	$4,569	$4,576

(1) Includes general account and separate account.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Deposits and withdrawals include policy exchanges.
(4) Includes the interest credited on the general account option of variable products.
(5) Includes fixed index annuities.

Financial Supplement	9
Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022
Shield Level Annuities (1)	$1,865	$1,615	$1,554	$1,389	$1,436	$5,034	$4,459
GMWB	89	101	125	101	149	315	751
GMDB only	58	52	67	55	69	177	231
GMIB	6	5	7	9	10	18	40
Total variable and Shield Level annuity sales	$2,018	$1,773	$1,753	$1,554	$1,664	$5,544	$5,481

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$58	$98	$122	$161	$213	$278	$615
Fixed deferred annuities	502	565	909	1,493	1,841	1,976	2,175
Single premium immediate annuities	15	28	9	3	2	52	5
Other fixed and income annuities	7	9	6	—	1	22	1
Total fixed and income annuity sales	$582	$700	$1,046	$1,657	$2,057	$2,328	$2,796

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	10
Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022
Premiums	$124	$126	$131	$128	$130	$381	$409
Universal life and investment-type product policy fees	57	63	72	66	61	192	153
Net investment income	115	119	100	90	77	334	352
Other revenues	3	4	1	7	2	8	8
Total adjusted revenues	$299	$312	$304	$291	$270	$915	$922

Adjusted expenses
Policyholder benefits and claims	$302	$189	$206	$168	$223	$697	$632
Interest credited to policyholder account balances	25	23	21	22	23	69	53
Amortization of DAC and VOBA	26	27	27	26	29	80	88
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	39	55	50	56	39	144	74
Total adjusted expenses	392	294	304	272	314	990	847
Adjusted earnings before provision for income tax	(93)	18	—	19	(44)	(75)	75
Provision for income tax expense (benefit)	(20)	3	(1)	2	(10)	(18)	14
Adjusted earnings	$(73)	$15	$1	$17	$(34)	$(57)	$61

Financial Supplement	11
Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Universal and variable universal life account value, beginning of period	$2,559	$2,594	$2,658	$2,663	$2,678
Premiums and deposits (1)	57	58	55	54	54
Withdrawals, surrenders and contract benefits	(60)	(36)	(95)	(33)	(44)
Net flows	(3)	22	(40)	21	10
Net transfers from (to) separate account	20	10	11	7	9
Interest credited	25	23	21	24	24
Policy charges and other	(56)	(90)	(56)	(57)	(58)
Universal and variable universal life account value, end of period	$2,545	$2,559	$2,594	$2,658	$2,663

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$5,706	$5,483	$5,215	$4,912	$5,251
Premiums and deposits	40	40	42	44	44
Withdrawals, surrenders and contract benefits	(66)	(68)	(55)	(43)	(64)
Net flows	(26)	(28)	(13)	1	(20)
Investment performance	(214)	312	341	364	(263)
Net transfers from (to) general account	(20)	(10)	(12)	(10)	(9)
Policy charges and other	(43)	(51)	(48)	(52)	(47)
Variable universal life account value, end of period	$5,403	$5,706	$5,483	$5,215	$4,912

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	12
Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
LIFE SALES	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022
Total life sales	$25	$25	$23	$22	$19	$73	$58

	As of
LIFE INSURANCE IN-FORCE	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Whole Life
Life Insurance in-force, before reinsurance	$17,704	$17,915	$18,063	$18,264	$18,422
Life Insurance in-force, net of reinsurance	$2,979	$3,017	$3,035	$3,069	$3,156

Term Life
Life Insurance in-force, before reinsurance	$354,489	$356,596	$358,592	$360,611	$364,251
Life Insurance in-force, net of reinsurance	$286,440	$286,928	$287,628	$288,522	$290,746

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$44,202	$45,039	$45,474	$46,000	$46,336
Life Insurance in-force, net of reinsurance	$33,373	$33,793	$34,008	$34,463	$34,597

Financial Supplement	13
Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022
Premiums	$2	$1	$—	$—	$2	$3	$2
Universal life and investment-type product policy fees	105	124	119	116	135	348	392
Net investment income	300	316	254	247	168	870	919
Other revenues	6	7	7	8	7	20	21
Total adjusted revenues	$413	$448	$380	$371	$312	$1,241	$1,334

Adjusted expenses
Policyholder benefits and claims	$183	$359	$408	$(44)	$225	$950	$1,057
Interest credited to policyholder account balances	67	70	66	72	69	203	218
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	43	40	40	45	38	123	248
Total adjusted expenses	293	469	514	73	332	1,276	1,523
Adjusted earnings before provision for income tax	120	(21)	(134)	298	(20)	(35)	(189)
Provision for income tax expense (benefit)	25	(5)	(28)	62	(4)	(8)	(40)
Adjusted earnings	$95	$(16)	$(106)	$236	$(16)	$(27)	$(149)

Financial Supplement	14
Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Account value, beginning of period	$5,188	$5,218	$5,307	$5,380	$5,454
Premiums and deposits (1)	162	168	171	167	173
Withdrawals, surrenders and contract benefits	(18)	(22)	(44)	(32)	(32)
Net flows	144	146	127	135	141
Interest credited	44	43	44	46	46
Policy charges and other	(251)	(219)	(260)	(254)	(261)
Account value, end of period	$5,125	$5,188	$5,218	$5,307	$5,380

	As of
LIFE INSURANCE IN-FORCE	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$70,803	$71,157	$71,652	$72,276	$72,847
Life Insurance in-force, net of reinsurance	$34,673	$34,808	$34,655	$35,980	$36,308

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	15
Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
Adjusted revenues	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	160	151	149	132	108	460	208
Other revenues	2	4	(10)	—	—	(4)	—
Total adjusted revenues	$162	$155	$139	$132	$108	$456	$208

Adjusted expenses
Policyholder benefits and claims	$—	$—	$—	$(1)	$—	$—	$1
Interest credited to policyholder account balances	103	95	86	72	50	284	91
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	38	38	38	39	38	114	114
Other operating costs	12	17	10	(11)	34	39	103
Total adjusted expenses	153	150	134	99	122	437	309
Adjusted earnings before provision for income tax	9	5	5	33	(14)	19	(101)
Provision for income tax expense (benefit)	(4)	(1)	(9)	(92)	(4)	(14)	(34)
Adjusted earnings after provision for income tax	13	6	14	125	(10)	33	(67)
Less: Net income (loss) attributable to noncontrolling interests	2	—	2	1	2	4	4
Less: Preferred stock dividends	26	25	26	26	25	77	78
Adjusted earnings	$(15)	$(19)	$(14)	$98	$(37)	$(48)	$(149)

Other Information

Financial Supplement	17

Change in Market Risk Benefits and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
CHANGE IN MARKET RISK BENEFITS	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022
Market risk benefits mark-to-market	$886	$1,173	$(304)	$1,290	$786	$1,755	$2,092
Market risk benefits fees, net of claims	193	148	112	195	211	453	578
Ceded reinsurance	(15)	(21)	(2)	(6)	(13)	(38)	(45)
Total change in market risk benefits	$1,064	$1,300	$(194)	$1,479	$984	$2,170	$2,625

	For the Three Months Ended					For the Nine Months Ended
NET DERIVATIVE GAINS (LOSSES)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022
Net derivative gains (losses):
Variable annuity hedges	$(1,186)	$(73)	$365	$(274)	$(772)	$(894)	$(1,277)
Shield embedded derivatives	773	(1,693)	(1,073)	(1,323)	549	(1,993)	4,002
ULSG hedges	(500)	(84)	141	(192)	(483)	(443)	(1,682)
Other hedges and embedded derivatives	48	16	(46)	(167)	91	18	250
Subtotal	(865)	(1,834)	(613)	(1,956)	(615)	(3,312)	1,293
Investment hedge adjustments	25	23	38	33	23	86	38
Total net derivative gains (losses)	$(840)	$(1,811)	$(575)	$(1,923)	$(592)	$(3,226)	$1,331

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022
Actuarial items and other insurance adjustments	$(51)	$—	$—	$(227)	$(57)	$(51)	$162
Establishment costs	—	—	—	15	16	—	37
Prior year tax matters	—	—	—	(51)	—	—	—
Total notable items (1)	$(51)	$—	$—	$(263)	$(41)	$(51)	$199

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$(28)	$—	$—	$44	$55	$(28)	$55
Life	71	—	—	—	16	71	35
Run-off	(94)	—	—	(271)	(128)	(94)	72
Corporate & Other	—	—	—	(36)	16	—	37
Total notable items (1)	$(51)	$—	$—	$(263)	$(41)	$(51)	$199

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Total Quarterly VA separate account gross returns	(3.65)%	3.86%	5.80%	6.82%	(5.41)%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	29.91%	30.04%	29.05%	27.40%	27.97%
Percent allocated to bond funds/other funds	9.28%	8.88%	9.10%	8.82%	9.48%
Percent allocated to target volatility funds	19.23%	19.58%	20.08%	20.28%	20.56%
Percent allocated to balanced funds	41.58%	41.50%	41.77%	43.50%	41.99%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	September 30, 2023		December 31, 2022
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$32,910	29.25%	$32,607	28.93%
Foreign corporate securities	10,678	9.49%	10,576	9.38%
U.S. government and agency securities	7,802	6.94%	8,016	7.11%
Residential mortgage-backed securities	7,051	6.27%	7,528	6.68%
Commercial mortgage-backed securities	6,308	5.61%	6,611	5.87%
Asset-backed securities	6,114	5.43%	5,359	4.75%
State and political subdivision securities	3,604	3.20%	3,799	3.37%
Foreign government securities	966	0.86%	1,081	0.96%
Total fixed maturity securities	75,433	67.05%	75,577	67.05%
Equity securities	90	0.08%	89	0.08%
Mortgage loans:
Commercial mortgage loans	13,307	11.83%	13,574	12.04%
Residential mortgage loans	5,051	4.49%	5,116	4.54%
Agricultural mortgage loans	4,461	3.97%	4,365	3.87%
Allowance for credit losses	(137)	(0.13)%	(119)	(0.10)%
Total mortgage loans, net	22,682	20.16%	22,936	20.35%
Policy loans	1,311	1.17%	1,282	1.14%
Limited partnerships and limited liability companies	4,931	4.38%	4,775	4.24%
Cash, cash equivalents and short-term investments	4,842	4.30%	5,196	4.61%
Other invested assets:
Derivatives:
Interest rate	447	0.40%	304	0.27%
Equity market	1,446	1.29%	1,217	1.08%
Foreign currency exchange rate	602	0.54%	745	0.66%
Credit	21	0.02%	18	0.02%
Total derivatives	2,516	2.25%	2,284	2.03%
ICOLI	336	0.30%	250	0.22%
FHLB common stock	247	0.22%	201	0.18%
Other	111	0.09%	117	0.10%
Total other invested assets	3,210	2.86%	2,852	2.53%
Total investments and cash and cash equivalents	$112,499	100.00%	$112,707	100.00%

	For the Three Months Ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Net investment income yield (1)	4.20%	4.21%	3.81%	3.79%	3.20%

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	21

Statutory Statement of Operations Information (Unaudited, in millions except Normalized Statutory Earnings (Loss))

	For the Three Months Ended					For the Nine Months Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY September 30, 2023 (2)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	PRELIMINARY September 30, 2023 (2)	September 30, 2022
Total revenues (Line 9)	$4,600	$2,325	$2,397	$2,120	$5,089	$9,322	$16,335
Total benefits and expenses before dividends to policyholders (Line 28)	$3,500	$2,872	$2,654	$1,542	$4,165	$9,026	$15,704

COMBINED NET INCOME (LOSS) (1)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$1,100	$(536)	$(264)	$673	$869	$300	$599
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	(200)	34	(858)	(394)	(76)	(1,024)	426
Net income (loss) (Line 35)	$900	$(502)	$(1,122)	$279	$793	$(724)	$1,025

						For the Nine Months Ended
NORMALIZED STATUTORY EARNINGS (LOSS) (3), (4)						PRELIMINARY September 30, 2023 (2)	September 30, 2022
						(In billions)
Statutory net gain (loss) from operations, pre-tax						$0.5	$(0.1)
Add: net realized capital gains (losses)						(1.4)	0.7
Add: change in total asset requirement at CTE98, net of the change in VA reserves						0.3	0.9
Add: unrealized gains (losses) on VA & Shield hedging program and other equity risk management strategies						0.2	(1.2)
Add: impact of actuarial items and other insurance adjustments						0.2	0.2
Normalized statutory earnings (loss)						$(0.2)	$0.5

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and nine months ended September 30, 2023.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) Normalized statutory earnings (loss), presented in billions, is for Brighthouse Life Insurance Company and New England Life Insurance Company.

Financial Supplement	22

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY September 30, 2023 (2)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Total assets (Line 28)	$188,500	$193,052	$191,801	$188,585	$187,747
Total liabilities (Line 28)	$182,800	$186,976	$185,143	$182,044	$181,264
Total capital and surplus (Line 38)	$5,700	$6,076	$6,658	$6,541	$6,483

COMBINED TAC AND RBC RATIO (1), (3)
Combined total adjusted capital	$7,300	$7,616	$8,153	$8,052	$8,003
Combined risk-based capital ratio (4)	400%-420%	430%-450%	460%-480%	441%	450%-470%

COMBINED ORDINARY DIVIDEND CAPACITY (1)
Dividends paid to Holding Company	$—	$—	$—	$38	$—
Remaining ordinary dividend capacity (5)	$611	$611	$611	$1,474	$1,512

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of September 30, 2023.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.
(5) Reflects remaining dividend amounts that may be paid at one or more points in time during the respective calendar year without prior regulatory approval.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure risk management strategy and the impact of such strategy on volatility in our profitability measures and negative effects on our statutory capital; material differences between actual outcomes and the sensitivities calculated under certain scenarios that we may utilize in connection with our variable annuity risk management strategies; the impact of interest rates on our future ULSG policyholder obligations and net income volatility; the potential material adverse effect of changes in accounting standards, practices or policies applicable to us, including changes in the accounting for long-duration contracts; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in our financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the risks associated with climate change; the adverse impact of public health crises, extreme mortality events or similar occurrences on our business and the economy in general; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geopolitical events, military actions or catastrophic events, on our profitability measures as well as our investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the financial risks that our investment portfolio is subject to, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside our control; the impact of changes in regulation and in supervisory and enforcement policies or interpretations thereof on our insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers or increase our tax liability; the effectiveness of our policies, procedures and processes in managing risk; the loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of our separation from MetLife, Inc. are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2022, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by the investor community by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. This financial measure, which may be positive or negative, focuses on our primary businesses by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflects adjusted revenues less (i) adjusted expenses, (ii) provision for income tax expense (benefit), (iii) net income (loss) attributable to noncontrolling interests and (iv) preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses); and

•Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”).

The following are significant items excluded from total expenses in calculating the adjusted expenses component of adjusted earnings:

•Change in market risk benefits; and

•Change in fair value of the crediting rate on experience-rated contracts (“Market Value Adjustments”).

The provision for income tax related to adjusted earnings is calculated using the statutory tax rate of 21%, net of impacts related to the dividends received deduction, tax credits and current period non-recurring items.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents GAAP net investment income plus Investment Hedge Adjustments.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the unfavorable (favorable) after-tax impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales, which represents 100 percent of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percentage of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance companies’ ability to pay future distributions and is reflective of whether our hedging program functions as intended. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain (loss) from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses), (ii) the change in total asset requirement at CTE98, net of the change in our variable annuity reserves, and (iii) unrealized gains (losses) associated with our variable annuities and Shield hedging programs and other equity risk management strategies. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impact our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
ICOLI	Insurance company-owned life insurance
LDTI	Targeted Improvements to the Accounting for Long-Duration Contracts
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended					For the Nine Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS (1)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022
Net income (loss) available to shareholders	$453	$(200)	$(525)	$110	$388	$(272)	$3,665
Less: Net investment gains (losses)	(53)	(64)	(96)	(69)	(45)	(213)	(179)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(865)	(1,834)	(613)	(1,956)	(615)	(3,312)	1,293
Less: Change in market risk benefits	1,064	1,300	(194)	1,479	984	2,170	2,625
Less: Market value adjustments	15	2	(8)	(3)	20	9	90
Less: Provision for income tax (expense) benefit on reconciling adjustments	(34)	125	191	114	(71)	282	(803)
Adjusted earnings	326	271	195	545	115	792	639
Less: Notable items	51	—	—	263	41	51	(199)
Adjusted earnings, less notable items	$275	$271	$195	$282	$74	$741	$838

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$6.89	$(3.01)	$(7.72)	$1.59	$5.39	$(4.08)	$49.00
Less: Net investment gains (losses)	(0.81)	(0.96)	(1.41)	(0.99)	(0.63)	(3.20)	(2.39)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(13.16)	(27.49)	(9.03)	(28.04)	(8.55)	(49.69)	17.29
Less: Change in market risk benefits	16.18	19.48	(2.86)	21.20	13.67	32.55	35.10
Less: Market value adjustments	0.23	0.03	(0.12)	(0.04)	0.28	0.14	1.20
Less: Provision for income tax (expense) benefit on reconciling adjustments	(0.52)	1.87	2.81	1.63	(0.99)	4.23	(10.74)
Less: Impact of inclusion of dilutive shares	—	0.01	0.02	—	—	0.07	—
Adjusted earnings per common share	4.97	4.04	2.86	7.81	1.61	11.82	8.55
Less: Notable items	0.78	—	—	3.77	0.57	0.76	(2.66)
Adjusted earnings, less notable items per common share	$4.18	$4.04	$2.86	$4.04	$1.03	$11.06	$11.21

(1) Certain definitions have been updated due to the adoption of LDTI. See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS (1)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Net income (loss) available to shareholders	$(162)	$(227)	$1,692	$3,775	$4,887
Less: Net investment gains (losses)	(282)	(274)	(276)	(248)	(239)
Less: Net derivative gains (losses), excluding investment hedge adjustments	(5,268)	(5,018)	(1,216)	(663)	1,724
Less: Change in market risk benefits	3,649	3,569	2,331	4,104	3,500
Less: Market value adjustments	6	11	41	87	120
Less: Provision for income tax (expense) benefit on reconciling adjustments	396	359	(187)	(689)	(1,071)
Adjusted earnings	$1,337	$1,126	$999	$1,184	$853
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI (1)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Brighthouse Financial, Inc.’s stockholders’ equity	$4,973	$5,595	$6,058	$6,584	$6,847
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,631
Brighthouse Financial, Inc.’s common stockholders’ equity	3,274	3,896	4,359	4,885	5,216
Less: AOCI	(6,281)	(5,693)	(5,025)	(3,958)	(3,421)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$9,555	$9,589	$9,384	$8,843	$8,637
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY, EXCLUDING AOCI (1)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Return on common equity	(4.9)%	(5.8)%	38.8%	77.3%	93.7%
Return on AOCI	2.6%	4.0%	(33.7)%	(95.4)%	(142.9)%
Return on common equity, excluding AOCI	(1.7)%	(2.4)%	18.0%	42.7%	56.6%
Less: Return on net investment gains (losses)	(3.0)%	(2.9)%	(2.9)%	(2.8)%	(2.8)%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(55.1)%	(52.3)%	(13.0)%	(7.5)%	20.0%
Less: Return on change in market risk benefits	38.2%	37.2%	24.8%	46.4%	40.5%
Less: Return on market value adjustments	0.1%	0.1%	0.5%	1.0%	1.4%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	4.1%	3.8%	(2.0)%	(7.8)%	(12.4)%
Adjusted return on common equity, excluding AOCI	14.0%	11.7%	10.6%	13.4%	9.9%

(1) Simplified averaging was applied to all periods presented for 2022.

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Nine Months Ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022
Total revenues	$1,170	$263	$1,284	$(127)	$1,121	$2,717	$7,000
Less: Net investment gains (losses)	(53)	(64)	(96)	(69)	(45)	(213)	(179)
Less: Net derivative gains (losses)	(840)	(1,811)	(575)	(1,923)	(592)	(3,226)	1,331
Less: Investment hedge adjustments	(25)	(23)	(38)	(33)	(23)	(86)	(38)
Total adjusted revenues	$2,088	$2,161	$1,993	$1,898	$1,781	$6,242	$5,886

Total expenses	$580	$500	$1,937	$(167)	$609	$3,017	$2,308
Less: Change in market risk benefits	(1,064)	(1,300)	194	(1,479)	(984)	(2,170)	(2,625)
Less: Market value adjustments	(15)	(2)	8	3	(20)	(9)	(90)
Total adjusted expenses	$1,659	$1,802	$1,735	$1,309	$1,613	$5,196	$5,023

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Nine Months Ended
NET INVESTMENT GAINS (LOSSES)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022
Investment portfolio gains (losses)	$(46)	$(47)	$(72)	$(47)	$(47)	$(165)	$(174)
Investment portfolio credit loss (provision) release and (writedowns)	(7)	(17)	(24)	(22)	2	(48)	(5)
Net investment gains (losses)	$(53)	$(64)	$(96)	$(69)	$(45)	$(213)	$(179)

	For the Three Months Ended
NET INVESTMENT INCOME YIELD (1)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Investment income yield	4.34%	4.35%	3.96%	3.94%	3.35%
Investment fees and expenses	(0.14)%	(0.14)%	(0.15)%	(0.15)%	(0.15)%
Net investment income yield	4.20%	4.21%	3.81%	3.79%	3.20%

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.